Matthews Asia Value Fund

SUMMARY PROSPECTUS—INSTITUTIONAL CLASS	November 30, 2015

TICKER: MAVAX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at matthewsasia.com/prospectus. You may also obtain this information at no additional cost by calling 800.789.ASIA (2742) or by sending an e-mail request to prospectus@matthewsasia.com. The Fund’s Prospectus and Statement of Additional Information, both dated November 30, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objective

Long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES

(fees paid directly from your investment)

Maximum Account Fee on Redemptions (for wire redemptions only)	$9

ANNUAL OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees		0.66%
Distribution (12b-1) Fees[1]		0.00%
Other Expenses[2]		1.29%
Administration and Shareholder Servicing Fees	0.14%
Total Annual Fund Operating Expenses		1.95%
Fee Waiver and Expenses Reimbursement[3]		(0.70%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		1.25%

1	The Trust’s 12b-1 Plan (the “Plan”) is inactive. Although the Plan currently is not active, it is reviewed by the Board annually in case the Board decides to re-activate the Plan. The Plan would not be re-activated without prior notice to shareholders and any amounts payable under the Plan would be subject to applicable operating expense limitations. If the Plan were reactivated, the fee would be up to 0.25% for each of the Investor Class and Institutional Class, respectively.

2	“Other Expenses” for the Fund are based on estimated amounts for the current fiscal year.

3	Matthews International Capital Management, LLC (“Matthews”) has contractually agreed to waive fees and reimburse expenses to the extent needed to limit Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, front-end or contingent deferred loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) of the Institutional Class to 1.25%. If the operating expenses fall below the expense limitation in a year within three years after Matthews has made a waiver or reimbursement, the Fund may reimburse Matthews up to an amount that does not cause the expenses for that year to exceed the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or to exceed any other agreed upon expense limitation for that year. This agreement will remain in place until April 30, 2018, may be renewed for additional periods not exceeding one year and may be terminated at any time by the Board of Trustees on behalf of the Fund on 60 days’ written notice to Matthews. Matthews may decline to renew this agreement by written notice to the Trust at least 30 days before its annual expiration date.

EXAMPLE OF FUND EXPENSES

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One year: $127	Three years: $484

PS-MAVAX-1115

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example of fund expenses, affect the Fund’s performance. Because the Fund is newly formed and commenced operations on November 30, 2015, no portfolio turnover rate data is available for the Fund.

Principal Investment Strategy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in common stock, preferred stock and other equity securities, and convertible securities of any maturity and in those that are unrated, or would be below investment grade if rated, of companies located in Asia. Asia consists of all countries and markets in Asia and includes developed, emerging, and frontier countries and markets in the Asian region. A company is considered to be “located” in a country or a region if it has substantial ties to that country or region, and currently, Matthews makes that determination primarily based on one or more of the following five criteria: if the company (i) is organized under the laws of that country or any country in that region; (ii) derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, or has at least 50% of its assets located, within that country or region; (iii) has the primary trading markets for its securities in that country or region; (iv) has its principal place of business in or is otherwise headquartered in that country or region; or (v) is a governmental entity or an agency, instrumentality or a political subdivision of that country or any country in that region. The Fund may also invest in depositary receipts, including American, European and Global Depositary Receipts.

Matthews is a fundamental investor and will seek to construct a diversified portfolio of securities of undervalued companies from the Asian region. The Fund will seek to invest in Asian companies that Matthews believes are high quality, undervalued companies that have strong balance sheets, are focused on their shareholders, and are well-positioned to take advantage of Asia’s economic and financial evolution. The Fund attempts to offer investors a relatively stable means of participating in the economic prospects of the Asian region. The Fund may invest in companies of any size, including smaller size companies. Matthews measures a company’s size with respect to fundamental criteria such as, but not limited to, market capitalization, book value, revenues, profits, cash flow, dividends paid and number of employees.

Matthews’ value investment process focuses on a company’s intrinsic value. Matthews seeks out companies whose share price trades at a substantial discount to its estimate of the company’s intrinsic value. Intrinsic value includes both tangible and intangible, and quantitative and qualitative factors such as: a sound balance sheet, competitive market position, strong management, and favorable shareholder orientation. Investing in a company with a sound balance sheet (without excessive leverage) helps to reduce the risk of reliance on external sources of capital and gives management the ability to build value opportunistically. Matthews also seeks out companies with a competitive position in their industry and region. Matthews seeks out companies with strong management that includes good corporate governance, a clear business strategy, integrity, and a demonstrated capacity for adaptability. Matthews also focuses on companies with a history of generating high incremental returns on capital. Matthews seeks companies whose management has built value for shareholders and has a good capital allocation track record.

Matthews seeks to create an investable universe of value companies that it believes trade at market values with discounts to their intrinsic value, have strong financial and market positions, have strong management and are oriented to creating value for their shareholders. Matthews assesses companies within this universe according to each of these factors. Generally, Matthews will establish larger positions in companies trading at a greater discount to Matthews’ estimate of their intrinsic value (taking into account other concerns such as diversification, risk management and liquidity). The Fund may sell positions as their market price approaches their intrinsic value, when more attractive alternatives are identified, or Matthews believes that corporate governance issues may have developed.

Although Matthews generally believes that investors benefit in the long term when their assets are fully invested, Matthews also believes that some types of funds that employ a value investing approach, such as the Fund, may benefit from holding cash under certain market conditions (e.g., when Matthews considers equity markets to be overvalued) so that the Fund could deploy capital during market downturns. As a result, the Fund may, subject to other requirements and limitations, hold up to 15% of its net assets in cash or cash equivalent investments.

Principal Risks of Investment

There is no guarantee that your investment in the Fund will increase in value. The value of your investment in the Fund could go down, meaning you could lose money. The principal risks of investing in the Fund are:

Political, Social and Economic Risks of Investing in Asia: The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries within the Asian region (including countries in which the Fund invests, as well as the broader region); international relations with other nations; natural disasters; corruption and military activity. The Asian region, and particularly China, Japan and South Korea, may be adversely affected by political, military, economic and other factors related to North Korea.

In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, the national balance of payments position and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies.

Currency Risks: When the Fund conducts securities transactions in a foreign currency, there is the risk of the value of the foreign currency increasing or decreasing against the value

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of the U.S. dollar. The value of an investment denominated in a foreign currency will decline in dollar terms if that currency weakens against the dollar. While the Fund is permitted to hedge currency risks, Matthews does not anticipate doing so at this time. Additionally, Asian countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also affect the value of the Fund’s holdings.

Risks Associated with Emerging and Frontier Markets: Many Asian countries are considered emerging or frontier markets. Such markets are often less stable politically and economically than developed markets such as the United States, and investing in these markets involves different and greater risks. There may be less publicly available information about companies in many Asian countries, and the stock exchanges and brokerage industries in many Asian countries typically do not have the level of government oversight as do those in the United States. Securities markets of many Asian countries are also substantially smaller, less liquid and more volatile than securities markets in the United States.

Depositary Receipts: Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Volatility: The smaller size and lower levels of liquidity in emerging markets, as well as other factors, may result in changes in the prices of Asian securities that are more volatile than those of companies in more developed regions. This volatility can cause the price of the Fund’s shares (NAV) to go up or down dramatically. Because of this volatility, it is recommended that you invest in the Fund only for the long term (typically five years or longer).

Value Stock Risk: Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock’s intrinsic worth, or the expected value was misgauged. They also may decline in price even though they are already undervalued.

Convertible Securities: The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. The risks of convertible bonds and debentures include repayment risk and interest rate risk. Many Asian convertible securities are not rated by rating agencies like Moody’s Investors Service, Inc. (“Moody’s”), Standard and Poor’s Corporation (“S&P”) and Fitch Inc. (“Fitch”), or, if they are rated, they may be rated below investment grade (these are referred to as “junk bonds,” which are primarily speculative securities, and include unrated securities, regardless of quality), which may have a greater risk of default. Investments in convertible securities may also subject the Fund to currency risk and risks associated with foreign exchange rate. Convertible securities may trade less frequently and in lower volumes, making it difficult for the Fund to value those securities. The Fund may invest in convertible securities of any maturity and in those that are unrated or would be below investment grade if rated. Therefore, credit risk may be greater for the Fund than for other funds that invest in higher-grade securities.

Risks Associated with Smaller Size Companies: Smaller size companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Cash Level: This Fund may from time to time maintain up to 15% of its net assets in cash and cash equivalents that would not meet the Fund’s investment objective, especially in rising equity markets.

Past Performance

The Fund is new and does not have a full calendar year of performance or financial information to present. Once it has been in operation for a full calendar year, performance (including total return) and financial information will be presented. The Fund’s primary benchmark index is MSCI All Country Asia ex Japan Index.

Investment Advisor

Matthews International Capital Management, LLC (“Matthews”)

Portfolio Managers

Lead Manager: Beini Zhou, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

Co-Manager: Michael Han, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

Co-Manager: Robert Harvey, CFA, has been a Portfolio Manager of the Asia Value Fund since its inception in 2015.

Purchase and Sale of Fund Shares

You may purchase and sell Fund shares directly through the Fund’s transfer agent by calling 800.789.ASIA (2742) or online at matthewsasia.com. Fund shares may also be purchased and sold through various securities brokers and benefit plan administrators or their sub-agents. You may purchase and redeem Fund shares by electronic bank transfer, check, or wire. The minimum initial and subsequent investment amounts for various types of accounts offered by the Fund are shown below.

Minimum Initial Investment	Subsequent Investments
$3,000,000	$100

Minimum amount may be lower for purchases through certain financial intermediaries and different minimums may apply for retirement plans and other arrangements subject to criteria set by Matthews.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Tax-deferred arrangements may be taxed later upon withdrawal from those accounts.

Payments to Broker-Dealers

and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), Matthews may pay the intermediary for the sale of Fund shares and related services. Shareholders who purchase or hold Fund shares through an intermediary may inquire about such payments from that intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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